Rule 497(k)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Commercial Mortgage Opportunities ETF

(the “Fund”)

Supplement To the Fund’s Summary Prospectus

Dated June 30, 2025

Important Notice Regarding Change in Investment Policy and Name

Notwithstanding anything to the contrary in the Fund’s Prospectus, Summary Prospectus or Statement of Additional Information, effective on or about September 2, the Fund’s name will change to “First Trust AAA CMBS ETF”.

In connection with the change to the Fund’s name, the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (the “Name Policy”) will be revised as follows:

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in commercial mortgage-backed securities (“CMBS”) with a ‘AAA’ rating (or equivalent) at the time of purchase, as determined by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated, as determined by the Advisor to be of comparable credit quality at the time of purchase.

Notwithstanding the foregoing revised Name Policy, the Fund generally expects to invest at least 90% of its net assets in CMBS with a ‘AAA’ rating (or equivalent) at the time of purchase, as determined by at least one NRSRO or, if unrated, as determined by the Advisor to be of comparable credit quality at the time of purchase.

Please Keep this Supplement with your Fund Summary Prospectus for Future Reference